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                                 EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference of our report dated February 12, 1999, with respect to the consolidated financial statements of IVI Checkmate Corp. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission in the Registration Statement (Form S-8) of IVI Checkmate Corp. for the registration of 33,326 shares of its common stock.


                                        ERNST & YOUNG LLP



Atlanta, Georgia
July 21, 1999